UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 15, 2015

Gramercy Property Trust

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor, New York, New York, 10175
(Address of Principal Executive Offices) (Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 17, 2015, Gramercy Property Trust (formerly known as Chambers Street Properties), a Maryland real estate investment trust (“Gramercy”), completed its previously announced merger with Gramercy Property Trust Inc., a Maryland corporation (“Legacy Gramercy”), and Columbus Merger Sub, LLC, a Maryland limited liability company and wholly owned subsidiary of Gramercy (“Merger Sub”), whereby Legacy Gramercy merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity.  The Merger was effected pursuant to the Agreement and Plan of Merger, dated as of July 1, 2015, as amended by the First Amendment to the Agreement and Plan of Merger, dated as of November 23, 2015, and further amended by the Second Amendment to the Agreement and Plan of Merger, dated as of December 7, 2015 (the “Merger Agreement”), by and among Gramercy, Legacy Gramercy and Merger Sub.  The following events took place in connection with the consummation of the Merger.

Item 1.01      Entry into a Material Definitive Agreement

Amendments of Agreement of Limited Partnership of CSP Operating Partnership, LP

Second Amendment:

In connection with the issuance by Gramercy of 3,500,000 shares of its 7.125% Series A Cumulative Redeemable Preferred Shares in Merger (the “Series A Preferred Shares”), Gramercy, as the general partner of CSP Operating Partnership, LP, executed on December 15, 2015 the Second Amendment to the Third Amended and Restated Agreement of Limited Partnership of CSP Operating Partnership, LP (the “Second Amendment”). The Second Amendment designates and authorizes the issuance to Gramercy by the CSP Operating Partnership, LP of 3,500,000 7.125% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”). The Series A Preferred Units have substantially similar rights, preferences and other privileges as the Series A Preferred Shares.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is included as Exhibit 10.1 hereto and incorporated into this Item 1.01 by reference.

Third Amendment:

In connection with the Merger, Gramercy, as general partner of CSP Operating Partnership, LP, executed on December 17, 2015 the Third Amendment to the Amended and Restated Agreement of Limited Partnership of CSP Operating Partnership, LP (the “Third Amendment”) to change the name of the limited partnership from “CSP Operating Partnership, LP” to “GPT Operating Partnership LP.”

The foregoing description of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Third Amendment, which is included as Exhibit 10.2 hereto and incorporated into this Item 1.01 by reference.

First Supplemental Indenture

On December 17, 2015, Gramercy entered into the First Supplemental Indenture (the “First Supplemental Indenture”), by and among Gramercy, GPT Property Trust LP (“GPT Property Trust”), Merger Sub and U.S. Bank Trust National Association, as trustee (the “Trustee”) to the Indenture, dated March 24, 2014 (the “Indenture”), between Legacy Gramercy, GPT Property Trust and the Trustee, relating to GPT Property Trust’s 3.75% Exchangeable Senior Notes due 2019 (the “Exchangeable Notes”).

The First Supplemental Indenture provides, among other things, that, at and after the effective time of the Merger, upon the occurrence of certain events specified in the Indenture, the Exchangeable Notes will be exchangeable for Gramercy common shares of beneficial interest, par value $0.01 per share (“Gramercy Common Shares”), cash or a combination of cash and Gramercy Common Shares, as determined in GPT Property Trust’s sole discretion, with appropriate adjustments to the number of Gramercy Common Shares deliverable upon such exchange to reflect the consideration paid by Gramercy to stockholders of Legacy Gramercy in connection with the

Merger (which is 3.1898 Gramercy Common Shares for each share of common stock, par value $0.001 per share, of Legacy Gramercy).

Pursuant to the First Supplemental Indenture, Merger Sub, as successor to Legacy Gramercy by virtue of the Merger, agreed to fully and unconditionally guarantee the Exchangeable Notes and assume the rights and obligations of Legacy Gramercy under the Indenture including the due and punctual performance of all covenants and conditions of Legacy Gramercy under the Indenture. At the effective time of the Merger, Legacy Gramercy was released from its obligations and covenants under the Indenture.  The Exchangeable Notes bear interest at a rate of 3.75% per annum, which interest is payable on the Exchangeable Notes in arrears on March 15 and September 15 of each year, until the maturity date of March 15, 2019.  The indebtedness evidenced by the Exchangeable Notes may be accelerated upon the occurrence of certain customary events of default under the Indenture.

The foregoing descriptions of the Indenture and First Supplemental Indenture do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Indenture, including the form of the Exchangeable Notes and the guarantee, and the First Supplemental Indenture, including the form of guarantee, which are included as Exhibits 4.1 and 4.2, respectively, hereto and incorporated into this Item 1.01 by reference.

Assignment and Assumption of Registration Rights Agreement

In connection with the Exchangeable Notes and the First Supplemental Indenture Gramercy and Legacy Gramercy entered into the Assignment and Assumption Agreement, dated as of December 17, 2015 (the “Assignment Agreement”), pursuant to which Legacy Gramercy assigned, and Gramercy assumed, all of Legacy Gramercy’s rights and obligations under the Registration Rights Agreement, dated as of March 24, 2014, by and among Legacy Gramercy, GPT Property Trust and Morgan Stanley & Co. LLC (the “Registration Rights Agreement”).

Pursuant to the Assignment Agreement and Registration Rights Agreement, Gramercy has agreed that it will:

•                  file a shelf registration statement (which will be an automatic shelf registration statement as long as Gramercy is a Well-Known Seasoned Issuer) covering resales of the Gramercy Common Shares, if any, issuable upon exchange of the Exchangeable Notes; and

•                  use its commercially reasonable efforts to keep the registration statement effective to and including the earlier of:

•                  The 20th trading day immediately following the maturity date of March 15, 2019 (subject to extension in certain circumstances); and

•                  The date on which there are no longer outstanding any Exchangeable Notes or “restricted” shares (within the meaning of Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”) of Gramercy Common Shares issued upon exchange of the Exchangeable Notes.

If the Legacy Gramercy does not meet certain deadlines in the Registration Rights Agreement then, subject to certain exceptions, additional interest will accrue on the Exchangeable Notes to be paid semi-annually in arrears at a rate per year equal to 0.25% of the principal amount of Exchangeable Notes to and including the 90th day following such registration default and 0.50% of the principal amount thereafter, for the period during which the registration default is not cured. However, if there exists a registration default with respect to Gramercy Common Shares on the maturity date for the Exchangeable Notes, in addition to any additional interest otherwise payable, GPT Property Trust will make a cash payment to each holder of the Exchangeable Notes of an amount equal to 3% of the principal amount of the Exchangeable Notes outstanding and held by such holder as of the close of business on the third scheduled trading day immediately prior to the maturity date of the Exchangeable Notes. Exchangeable Notes which have been exchanged on or after December 15, 2018 and prior to the close of business on such third scheduled trading day will be considered to be outstanding for purposes of the cash payment.

The foregoing descriptions of the Registration Rights Agreement and Assignment Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Registration Rights

Agreement and Assignment Agreement, which are included as Exhibits 10.3 and 10.4, respectively, hereto and incorporated into this Item 1.01 by reference.

Term Loan Agreement

On December 17, 2015, Gramercy, GPT Property Trust and GPT Operating Partnership LP (formerly known as CSP Operating Partnership, LP) (“GPT OP” and, together with GPT Property Trust, collectively, the “Borrowers”) entered into a new Term Loan Agreement (the “Term Loan Agreement”), by and among the Borrowers, Gramercy, as guarantor, the lenders party thereto, Capital One, National Association (“Capital One”), as sole lead arranger and sole bookrunner, Capital One, as administrative agent, and TD Bank, N.A., as documentation agent.

The Term Loan Agreement provides for a $175.0 million senior unsecured term loan facility (the “Term Loan Facility”).  Gramercy is a guarantor of the Borrowers’ obligations under the Term Loan Facility.

The Term Loan Facility matures January 9, 2023.  The Term Loan Agreement includes customary financial covenants including, but not limited to, a total leverage ratio and unsecured leverage ratio of not more than 60%, a minimum fixed charge coverage ratio of not less than 1.5x, an unsecured interest coverage ratio of at least 2.0x and a consolidated tangible net worth covenant.  Indebtedness under the Term Loan Facility bears interest at a floating rate based upon, at the Borrowers’ option, either (i) adjusted LIBOR plus an applicable margin ranging from 1.3% to 2.1%, depending on Gramercy and the Borrowers’ credit ratings, or (iii) the alternate base rate plus an applicable margin ranging from 0.3% to 1.1%, depending on Gramercy and the Borrowers’ credit ratings. The alternate base rate is the greatest of (x) the prime rate announced by Capital One, (y) 0.50% above the Federal Funds Effective Rate and (z) the adjusted LIBOR for a one-month interest period plus 1%.

The Term Loan Agreement also contains certain affirmative and negative covenants that are binding on Gramercy and the Borrowers (subject to customary exceptions), including, but not limited to, restrictions on (i) liens, (ii) indebtedness, (iii) mergers and acquisitions, (iv) lines of business, (v) asset dispositions, (vi) restricted payments and (vii) transactions with affiliates.  The Term Loan Agreement contains customary events of default (which are in some cases subject to certain exceptions, thresholds, notice requirements and grace periods), including, but not limited to, nonpayment of principal or interest, failure to perform or observe covenants, material misrepresentations, cross-defaults with certain other indebtedness and certain bankruptcy-related events or a change in control of Gramercy.

Net proceeds from the Term Facility will be used to repay Gramercy’s Old Credit Agreements (as defined in Item 1.02 below) as well as for general corporate purposes, including capital expenditures, refinancing existing indebtedness and funding potential acquisitions.

Capital One and the other agents and lenders party to the Term Loan Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking, underwriting and other financial advisory services for Gramercy, for which they have received and may in the future receive customary fees and expenses. Capital One was the lead arranger, sole bookrunner and administrative agent under the Old Capital One Credit Agreement (as defined in Item 1.02 below).

The foregoing description of the Term Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Agreement which is included as Exhibit 10.5 hereto and incorporated into this Item 1.01 by reference.

Revolving Credit & Term Loan Agreement

On December 17, 2015, Gramercy and the Borrowers also entered into a Revolving Credit and Term Loan Agreement (the “Credit Agreement”), by and among the Borrowers, Gramercy, as guarantor, the lenders party thereto, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint bookrunners and joint lead arrangers (the “Joint Bookrunners”), Wells Fargo Securities, LLC, U.S. Bank National Association and Royal Bank of Canada, as joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent.

The Credit Agreement provides for (i) a $850 million senior unsecured revolving credit facility (the “Revolving Credit Facility”) and (ii) a $1.05 billion term loan facility (the “A-1/A-2 Term Loan Facility” and, together with the Revolving Credit Facility, the “Credit Facilities”).  The Revolving Credit Facility consists of a $750 million US dollar revolving credit facility (with a $85 million swingline loan sublimit and a letter of credit sublimit) and a $100 million multicurrency revolving credit facility (with a letter of credit sublimit).  Letters of credit issued under the Revolving Credit Facilities are limited to $85 million in the aggregate. The A-1/A-2 Term Loan Facility consists of a $300 million A-1 term loan facility (the “A-1 Term Loan”) and a $750 million A-2 term loan facility (the “A-2 Term Loan”).  Gramercy is a guarantor of the Borrowers’ obligations under the Credit Facilities.

The Revolving Credit Facilities mature on January 8, 2020, but may be extended for two additional six month periods upon the payment of applicable fees and satisfaction of certain customary conditions.  The A-1 Term Loan matures January 8, 2019, but may be extended for an additional year upon the payment of applicable fees and satisfaction of certain customary conditions.  The A-2 Term Loan matures January 8, 2021.

The Credit Agreement includes customary financial covenants including, but not limited to, a total leverage ratio and unsecured leverage ratio of not more than 60%, a minimum fixed charge coverage ratio of not less than 1.5x, an unsecured interest coverage ratio of at least 2.0x and a consolidated tangible net worth covenant.  Indebtedness under the Revolving Credit Facilities bears interest at a floating rate based upon, at the Borrowers’ option, either (i) adjusted LIBOR plus an applicable margin ranging from 0.875% to 1.55%, depending on Gramercy and the Borrowers’ credit ratings, or (ii) the alternate base rate plus an applicable margin ranging from 0% to 0.55%, depending on Gramercy and the Borrowers’ credit ratings.  Indebtedness under the A-1/A-2 Term Loan Facilities bears interest at a floating rate based upon, at the Borrowers’ option, either (i) adjusted LIBOR plus an applicable margin ranging from 0.9% to 1.75%, depending on Gramercy and the Borrowers’ credit ratings, or (ii) the alternate base rate plus an applicable margin ranging from 0% to 0.75%, depending on Gramercy and the Borrowers’ credit ratings. The alternate base rate is the greatest of (x) the prime rate announced by JPMorgan Chase Bank, N.A., (y) 0.50% above the Federal Funds Effective Rate and (z) the adjusted LIBOR for a one-month interest period plus 1%.

The Revolving Credit Facility is also subject to a facility fee, which accrues at a rate ranging from 0.125% to 0.30%, depending on Gramercy and the Borrowers’ credit ratings, on the aggregate amount of the Revolving Credit Facility.

The Credit Agreement also contains certain affirmative and negative covenants that are binding on Gramercy and the Borrowers (subject to customary exceptions), including, but not limited to, restrictions on (i) liens, (ii) indebtedness, (iii) mergers and acquisitions, (iv) line of business, (v) asset dispositions, (vi) restricted payments and (vii) transactions with affiliates.  The Term Loan Agreement contains customary events of default (which are in some cases subject to certain exceptions, thresholders, notice requirements and grace periods), including, but not limited to, nonpayment of principal or interest, failure to perform or observe covenants, material misrepresentations, cross-defaults with certain other indebtedness and certain bankruptcy-related events or a change in control of Gramercy.

Net proceeds from the Credit Facilities will be used to repay Gramercy’s Old Credit Agreements (as defined in Item 1.02 below) as well as for general corporate purposes, including capital expenditures, refinancing existing indebtedness and funding potential acquisitions.

The Lead Bookrunners and the other agents and lenders party to the Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, various commercial banking, investment banking, underwriting and other financial advisory services for Gramercy, for which they have received and may in the future receive customary fees and expenses.

The foregoing description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement which is included as Exhibit 10.6 hereto and incorporated into this Item 1.01 by reference.

Note Purchase & Guarantee Agreement

On December 17, 2015, the Borrowers and Gramercy entered into a Note Purchase and Guarantee Agreement, dated as of December 17, 2015 (the “Note Purchase Agreement”), by and among the Borrowers, as issuer, Gramercy, as guarantor, and the purchasers party thereto (the “Purchasers”) in connection with the private placement of the Borrowers’ 4.97% Guaranteed Senior Notes due 2024 (the “Senior Notes”). Pursuant to the terms of the Note Purchase Agreement, the Borrowers issued and sold $100 million aggregate principal amount of the Senior Notes to the Purchasers on December 17, 2015 and agreed to issue and sell an additional $50 million aggregate principal amount of the Senior Notes to the Purchasers on January 12, 2016.

The Senior Notes bear interest at a rate of 4.97% per annum. Interest is payable in arrears on June 17 and December 17 of each year, commencing June 17, 2016, until the maturity date of December 17, 2024.  The Borrowers are jointly and severally obligated under the Senior Notes and the Senior Notes are unconditionally guaranteed by Gramercy.

The Note Purchase Agreement also contains certain affirmative and negative covenants that are binding on Gramercy and the Borrowers (subject to customary exceptions), including, but not limited to, restrictions on (i) liens, (ii) indebtedness, (iii) mergers and acquisitions, (iv) line of business, (v) asset dispositions, (vi) restricted payments and (vii) transactions with affiliates.

The Senior Notes, including the guarantee, have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent such registration or an applicable exemption from the registration requirements of the Securities Act.

The foregoing description of the Note Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Note Purchase Agreement, including the form of guarantee, which is included as Exhibit 10.7 hereto and incorporated into this Item 1.01 by reference.

Item 1.02      Termination of a Material Definitive Agreement

In connection with the entry into the Term Loan Agreement and Credit Agreement, on December 17, 2015, Gramercy terminated its three existing credit facilities (collectively, the “Old Credit Agreements”):

•                  Term Loan Agreement, dated as of September 12, 2013, by and among GPT OP, Gramercy, each of the financial institutions party thereto as lenders and Capital One, National Association, as the administrative agent (the “Old Capital One Credit Agreement”);

•                  Amended, Restated and Consolidated Credit Agreement, dated as of September 26, 2013, by and among GPT OP, Gramercy, each of the financial institutions party thereto as lenders and Wells Fargo Bank, National Association, as administrative agent;

•                  Term Loan Agreement, dated as of March 6, 2013, by and among GPT OP, Gramercy, each of the financial institutions party thereto as lenders and TD Bank, N.A., as administrative agent.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

4.1	Indenture, dated March 24, 2014, among GPT Property Trust LP, as issuer, Gramercy Property Trust Inc.,

as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Gramercy Property Trust Inc.’s Current Report on Form 8-K filed by Gramercy Property Trust, Inc. on March 24, 2014).

4.2	First Supplemental Indenture, dated December 17, 2015, among GPT Property Trust LP, Gramercy Property Trust, Columbus Merger Sub, LLC and U.S. Bank National Association, as trustee.

10.1	Second Amendment to the Third Amended and Restated Agreement of Limited Partnership of CSP Operating Partnership, LP, dated as of December 15, 2015.

10.2	Third Amendment to the Third Amended and Restated Agreement of Limited Partnership of CSP Operating Partnership, LP, dated as of December 17, 2015.

10.3

Registration Rights Agreement, dated March 24, 2014, among GPT Property Trust LP and Gramercy Property Trust Inc., on the one hand, and Morgan Stanley & Co. LLC, on the other hand (incorporated by reference to Exhibit 10.1 of Gramercy Property Trust Inc.’s Current Report on Form 8-K filed by Gramercy Property Trust, Inc. on March 24, 2014).

10.4	Assignment and Assumption Agreement, dated December 27, 2015, between Gramercy Property Trust and Gramercy Property Trust Inc.

10.5

Term Loan Agreement, dated as of December 17, 2015, among GPT Operating Partnership LP, GPT Property Trust LP, Gramercy Property Trust, the lenders party thereto, and Capital One, National Association, as administrative agent.

10.6

Revolving Credit and Term Loan Agreement, dated as of December 17, 2015, among GPT Operating Partnership LLP, GPT Property Trust LP, Gramercy Property Trust, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.7	Note Purchase and Guarantee Agreement, dated as of December 17, 2015, among GPT Operating Partnership LLP, GPT Property Trust LP, Gramercy Property Trust, the purchasers party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAMERCY PROPERTY TRUST

By:	/s/ Jon W. Clark
Jon W. Clark
Chief Financial Officer

Date: December 18, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

4.1

Indenture, dated March 24, 2014, among GPT Property Trust LP, as issuer, Gramercy Property Trust Inc., as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Gramercy Property Trust Inc.’s Current Report on Form 8-K filed by Gramercy Property Trust, Inc. on March 24, 2014).

4.2	First Supplemental Indenture, dated December 17, 2015, among GPT Property Trust LP, Gramercy Property Trust, Columbus Merger Sub, LLC and U.S. Bank National Association, as trustee.

10.1	Second Amendment to the Third Amended and Restated Agreement of Limited Partnership of CSP Operating Partnership, LP, dated as of December 15, 2015.

10.2	Third Amendment to the Third Amended and Restated Agreement of Limited Partnership of CSP Operating Partnership, LP, dated as of December 17, 2015.

10.3

Registration Rights Agreement, dated March 24, 2014, among GPT Property Trust LP and Gramercy Property Trust Inc., on the one hand, and Morgan Stanley & Co. LLC, on the other hand (incorporated by reference to Exhibit 10.1 of Gramercy Property Trust Inc.’s Current Report on Form 8-K filed by Gramercy Property Trust, Inc. on March 24, 2014).

10.4	Assignment and Assumption Agreement, dated December 27, 2015, between Gramercy Property Trust and Gramercy Property Trust Inc.

10.5

Term Loan Agreement, dated as of December 17, 2015, among GPT Operating Partnership LP, GPT Property Trust LP, Gramercy Property Trust, the lenders party thereto, and Capital One, National Association, as administrative agent.

10.6

Revolving Credit and Term Loan Agreement, dated as of December 17, 2015, among GPT Operating Partnership LLP, GPT Property Trust LP, Gramercy Property Trust, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

10.7	Note Purchase and Guarantee Agreement, dated as of December 17, 2015, among GPT Operating Partnership LLP, GPT Property Trust LP, Gramercy Property Trust, the purchasers party thereto.